Annual Report

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

A NO-LOAD MUTUAL FUND THAT INVESTS IN THE STOCKS OF RAPIDLY GROWING COMPANIES THAT AT THE TIME OF PURCHASE HAVE EQUITY MARKET VALUES BELOW $300 MILLION.

October 31, 2000

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

                                No Sales Charges
                           No Redemption Charges*<F1>
                                 No 12b-l Fees
                        Minimum Initial Investment $1000
                      IRA Minimum Initial Investment $250
                           Dividend Reinvestment Plan
                           Systematic Withdrawal Plan
                           Automatic Investment Plan
                          Retirement Plans Including:
                          o IRA       o Keogh
                          o SEP       o Roth IRA
                          o 403b      o Education IRA

       *<F1> 2% redemption fee imposed for shares held less than 90 days

INVESTMENT PHILOSOPHY

The Perritt MicroCap Opportunities Fund invests in a diversified portfolio of equity securities. At the time of purchase, these companies generally possess a market capitalization of $300 million or less. The Fund seeks to invest in micro-cap companies that management believes have the potential for long term capital appreciation based on superior or niche products or services, excellent operating characteristics, superior management or other exceptional factors. Investors should expect the Fund's portfolio to contain both value and growth stocks.

President's Message

The Perritt MicroCap Opportunities Fund ended its fiscal year with a 40.9
percent 12-month total return.   The Fund's total return surpassed that of the
Dow Jones Industrial Average, the Standard & Poor's 500 Index, and the Nasdaq Composite Index. This total return compares favorably to the Fund's small-cap benchmark Russell 2000 Index, which posted a 16.1 percent return over the same period. More impressive is the fact that the average stock performed quite poorly during the last 12 months. For example, the Value Line Geometric Index, which weighs equally each of its 1,700 component stocks, declined by 1.1 percent. On average, stock prices have actually declined during the past three years. A few months ago, it seemed that everyone was talking about the never ending strength of technology stocks and the Nasdaq Composite Index. Yet technology stocks and the Nasdaq Composite Index have experienced significant declines in 2000. As witnessed by the Value Line Index, the average stock has been in a bear market for more than three years. Therefore, it is not surprising that the bear market has finally made its way to technology stocks and the Nasdaq.

FISCAL YEAR RETURN
------------------
Perritt MicroCap        40.9%
Russell 2000            16.1

Last year we introduced a market behavior approach to our security selection process. This approach has helped us enhance returns as well as reduce volatility. The market behavior approach requires that we take profits on winners and admit our mistakes on bad investments. While this approach has enhanced our returns, the market's increased volatility this past year has
presented additional trading challenges.   We are still working to actively
improve our trading procedures. In these times of constantly changing market conditions, it is imperative that we adapt to the dynamics of this marketplace. However, we will not change our value-based model. We will continue to seek and invest in attractively valued growth companies.

I also believe diversification played a significant role in the Fund's performance last year. The Fund's portfolio has always been broadly diversified within the micro-cap sector of the market. We maintain investments in several different industries, whose stocks can behave differently during a typical market cycle. For example, technology stocks boosted the Fund's return in the early part of the fiscal year, energy stocks provided a lift in the middle part of the fiscal year, and health care and medical stocks provided return enhancement in the latter part of the fiscal year. While concentrated portfolios were the better return generators in the 1990s, we believe that diversified portfolios will be the return leaders during the first decade of the new millennium.

We also received performance improvement from IPO (initial public offering) activity and short-term redemption fees. We participated in several IPO's in late 1999. However, we have avoided investing in IPO's since the market weakness in March 2000. As some shareholders may remember, a few years ago we instituted a two percent redemption fee on shares held less than 90 days. This two percent redemption fee is returned to shareholders. The combination of IPO activity and redemption fees enhanced the Fund's return by approximately two percentage points last year. As a side note, the Fund's turnover ratio this year was 89 percent, which is higher than normal. The reason for the increased turnover ratio was increased shareholder activity. During the fiscal year, the Fund's assets doubled due to inflows and then fell by 50 percent due to outflows. We estimate our turnover ratio would have been approximately 50 percent lower absent the increased shareholder activity. However, we believe that the imposition of this redemption fee has discouraged many short-term traders from investing in the Fund.

Has the long-awaited small-cap overperformance cycle finally beguno During the past 12 months, the small-cap benchmark Russell 2000 Index returned 16.1 percent, 1000 basis points more than the 6.1 percent return for the large cap dominated S&P 500 Index. While stock market volatility during the past twelve months has increased substantially, small-cap stocks, on average, have out performed large caps. As I have stated before, small stock performance tends to run in streaks that can last several years. Recent returns suggest that small cap stocks are in an overperformance cycle. Furthermore, valuations in the small cap sector suggest that the over performance leg of the cycle may be extended.

I have never been a strong believer in the adage that "history always repeats itself," but recent market events and trends lend support to that adage.
Today's stock market environment has exhibited similarities to that existing in the early 1970's. Back then the stock market indices suggested a prosperous market. However, a group of stocks, called the Nifty-Fifty, were far and away the stock market's leaders and the investors who made the most money were the ones who owned these stocks. These fifty companies were large multi-national brand-named companies. The attitude in those days was that every investor should own these stocks and that their share prices would never go down. This sounds very similar to the Nasdaq 100 stocks of today. Most of these stocks are large-cap technology companies that everyone will be using to get connected or use their software in the new information world. The Nifty-Fifty stocks collapsed in the 1973 and 1974 bear market, and the Nasdaq 100 is collapsing in 2000.

Other similarities include the existence of high-energy prices and rising inflation back then and today. How do these similarities relate to small cap investingo Small cap stocks had a horrible performance period in the early 1970s. They then posted their best eight-year performance in history. In fact, the average small cap stock rose by more than 10-fold in less than eight years. The similarity is that small stocks have had a horrible period during the past three to five years. Whether the future is as bright for small cap stocks as in the late 1970s remains to be seen. However, the odds seem to favor a strong market for small cap stocks and a continuation of the small-cap overperformance cycle.

At fiscal year end, the portfolio contained the common stocks of 58 companies, 29 of which were added during the year. (The Fund's 10 largest holdings are described on page five.) In each of the last two quarters, the average company in the portfolio experienced a 28 percent growth in revenues and a 30 percent expansion in earnings. The Fund's portfolio is priced at 14 times 2000 estimated earnings and 10 times estimated earnings for the year 2001. On average, stocks in the portfolio are priced at less than 1.4 times revenue. Given above-average growth rates and reasonable valuation multiples, I believe the Fund's portfolio remains very attractively priced. With the abundance of attractively priced small cap stocks existent in today's market, it would not be a big surprise to see a significant expansion of merger and acquisition activity in the small cap sector of the market next year.

I would like to thank my fellow shareholders of the Perritt MicroCap Opportunities Fund for their support. Given the current valuations and growth potential, I urge you to consider making an additional investment in the Fund at this time. As I stated last year, I believe the small-cap market is on the verge of a dynamic and prosperous decade. We are one of the few mutual funds that offer a broad array of accounts. Not only can you open a regular account with our transfer agent and several brokerage firms, you can open several different types of IRA accounts, including an Education IRA for your children or grandchildren. I look forward to a prosperous decade for small and micro-cap stocks.

Michael Corbett, President

PORTFOLIO MANAGERS

Dr. Gerald W. Perritt and Michael Corbett share the portfolio management duties of the Fund. Dr. Perritt received a doctorate in finance and economics from the University of Kentucky. He has taught courses in investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst. He was appointed co-manager of the Fund in 1996 and President and lead manager in 1999. A graduate of DePaul University, Mr. Corbett has been a contributor to several investment books and newsletters.

Performance

PERRITT MICROCAP OPPORTUNITIES FUND, INC.
versus Russell 2000 Index

            Perritt MicroCap
        Opportunities Fund, Inc.    Russell 2000 Index
        ------------------------    ------------------
10/90              10                       10
10/91              14                       16
10/92              14                       17
10/93              16                       22
10/94              16                       21
10/95              20                       25
10/96              24                       29
10/97              32                       36
10/98              21                       31
10/99              19                       35
10/00              28                       41

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value).

Cumulative Total Returns
Periods ended October 31, 2000

                                Past 1 Year     Past 5 Years   Past 10 Years
Perritt MicroCap
  Opportunities Fund, Inc.        40.89%           55.62%         211.24%
Russell 2000 Index                16.11%           67.99%         318.82%
CPI                                3.45%           13.21%          30.34%

Cumulative total returns reflect the Fund's actual performance over a set time period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. CPI is the rate of inflation as measured by the government's consumer price index.

Average Annual Total Returns
Periods ended October 31, 2000

                                Past 1 Year     Past 5 Years   Past 10 Years
Perritt MicroCap Opportunities
  Fund, Inc.                      40.89%            9.25%          12.02%
Russell 2000 Index                16.11%           10.93%          15.40%
CPI                                3.45%            2.51%           2.69%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not an indication of future performance.

Ten Largest Holdings

U.S. PHYSICAL THERAPY (USPH) operates outpatient physical and occupational therapy clinics that provide post-operative care and treatment for a variety of orthopedic-related disorders and sports-related injuries, treatment for neurological related injuries, rehabilitation of injured workers and preventative care. The firm has more than 130 clinics operating in 30 states.

PLATO LEARNING (TUTR), formerly known as TRO Learning, Inc., is a developer and marketer of computer-based, interactive, self-paced instructional systems and related services. The company offers more than 2,000 hours and 10,000 learning objectives of comprehensive academic and applied skills courseware designed for adolescents and adults.

WOODHEAD INDUSTRIES (WDHD) is an integrated group of companies that operates in two business segments serving a diverse group of customers and industries worldwide; Industrial Communications/Connectivity and Electrical Safety/Specialty. The Industrial Communications/Connectivity segment provides system components on a global basis to connect devices in open networks. The Electrical/Safety/Specialty segment manufactures highly customized products to improve safety and productivity in the industrial workplace.

REMINGTON OIL & GAS (ROIL) is an independent oil and gas exploration and production company. The Company explores for, acquires, develops and produces oil and gas in the offshore Gulf of Mexico and onshore along the Gulf Coast. The Company has more than eight million barrels of proven oil reserves and 65 billion cubic feet of proven gas reserves.

ST. MARY LAND & EXPLORATION (MARY) is an independent energy company engaged in the exploration, development, acquisition and production of natural gas and crude oil. St. Mary's operations are focused in five core operating areas in the United States; the Mid-Continent region, the ArkLaTex region, onshore Gulf Coast and offshore Gulf of Mexico, the Williston Basin and the Permian Basin. The Company has more than 19 million barrels of proven oil reserves and 321 billion cubic feet of proven gas reserves.

ENGINEERED SUPPORT SYSTEMS (EASI) is engaged in the design and manufacture of military support equipment and electronics for the United States armed forces. The Company also engineers and manufactures air handling and heat transfer equipment, material handling equipment and custom molded plastic products for commercial and industrial products.

EXCALIBUR TECHNOLOGIES CORP. (EXCA) offers a suite of intelligent search solutions for corporate intranets, Internet e-commerce, online publishing and the OEM market through the Excalibur Applications Group which develops, markets, licenses and services the Excalibur RetrievalWare suite of multimedia search solutions. The company has agreed to merge with a division of Intel, and has received a cash infusion of $250 million from Intel.

GABELLI ASSET MANAGEMENT, INC. (GBL) is a provider of investment advisory and brokerage services to mutual fund, institutional and high net worth investors, primarily in the United States. The Company generally manages assets on a discretionary basis and invests in a variety of U.S. and international securities through various investment styles. The Company has approximately $24 billion of assets under management, 90% of which are invested in equity securities.

IKOS SYSTEMS, INC. (IKOS) develops, manufactures, markets and supports hardware and software systems for the verification of integrated circuits (ICs). IKOS differentiates its verification solutions with hardware acceleration, emulation hardware and software for compilation and integration of both emulation and acceleration hardware into the design flow. The Company also provides services to customers to assist in the integration and deployment of IKOS solutions.

BARRINGER TECHNOLOGIES, INC. (BARR) is a manufacturer of high sensitivity equipment used for detecting and identifying trace amounts of plastic and other explosives and illegal drugs. The Company designs and produces products that employ a proprietary application of ion mobility spectrometry technology that can detect and identify targeted compounds in amounts smaller than one-billionth of a gram in approximately six seconds. The company recently introduced its new Sentinel Walk-Through Portal. Not only can this product detect metals, it can also detect plastic and other explosives and illegal drugs.

Statement of Net Assets

October 31, 2000

COMMON STOCKS - 98.9% (a)<F3>

BIOTECHNOLOGY-3.7%
 14,000    Cytoclonal*<F2>                                         $  116,813
 15,000    Nabi*<F2>                                                   91,640
 20,000    SFBC International Inc.*<F2>                               152,500
                                                                   ----------
                                                                      360,953

BUILDING MATERIALS-1.5%
  6,000    Oglebay Norton                                             144,750

BUSINESS SERVICES-4.4%
 18,000    Euro 909.com A/S Spons ADR*<F2>                             59,625
 16,500    ICT Group, Inc.*<F2>                                       177,375
 11,000    Pomeroy Computer Resources*<F2>                            192,500
                                                                   ----------
                                                                      429,500

CHEMICALS AND RELATED PRODUCTS-2.0%
 10,000    Arch Chemicals                                             194,375

CONSUMER PRODUCTS - DISTRIBUTING-3.7%
 14,000    Central European Distribution Corp.*<F2>                    50,750
  8,000    Guest Supply Inc.*<F2>                                     131,000
 10,000    Lillian Vernon Corporation                                  92,500
 18,000    TBC Corp.*<F2>                                              87,750
                                                                   ----------
                                                                      362,000

CONSUMER PRODUCTS - MANUFACTURING-1.8%
 12,000    Boston Acoustics                                           175,500

CONSUMER SERVICES-2.1%
  7,000    Lesco, Inc.                                                105,000
 14,000    Prosoft Training.Com*<F2>                                   98,000
                                                                   ----------
                                                                      203,000

FINANCIAL SERVICES-4.5%
  8,000    Gabelli Asset Management*<F2>                              288,000
 25,000    Gilman & Ciocia*<F2>                                       150,000
                                                                   ----------
                                                                      438,000

FOOD-1.5%
 19,000    Suprema Specialties Inc.*<F2>                              147,250

LAND DEVELOPMENT-1.6%
  7,000    Tejon Ranch*<F2>                                           157,500

LEISURE-1.0%
  9,000    Winnebago Industries                                       103,500

MEDICAL SUPPLIES & SERVICES-12.2%
 16,000    Candela Corp.*<F2>                                         103,000
 13,500    Exactech*<F2>                                              256,500
 18,500    Interpore International*<F2>                                99,437
  4,000    Rehabcare Group*<F2>                                       172,750
 24,000    U.S. Physical Therapy, Inc.*<F2>                           456,000
 37,000    Zila, Inc.*<F2>                                            106,375
                                                                   ----------
                                                                    1,194,062

MILTARY EQUIPMENT-5.0%
 16,000    Engineered Support Systems, Inc.                           296,000
  9,500    Herley Industries Inc.*<F2>                                193,563
                                                                   ----------
                                                                      489,563

OIL  & GAS RELATED SERVICES-14.9%
 14,500    AZZ Inc.                                                   225,656
 20,000    Bellweather Exploration*<F2>                               146,250
 15,000    Beta Oil & Gas Inc.*<F2>                                   126,563
 12,000    Input/Output Inc.*<F2>                                     101,250
 15,000    Petroleum Helicopters Vtg*<F2>                             170,625
 40,000    Remington Oil & Gas Corp.*<F2>                             367,500
 14,000    Saint Mary Land & Exploration                              328,125
                                                                   ----------
                                                                    1,465,969

RETAIL-6.5%
 15,000    Barbeques Galore Limited*<F2>                               93,750
 14,000    Finlay Enterprises Inc.*<F2>                               194,250
 19,000    Marinemax Inc.*<F2>                                        105,687
 16,000    Wilsons The Leather Experts Inc.*<F2>                      245,000
                                                                   ----------
                                                                      638,687

SEMI-CONDUCTOR RELATED PRODUCTS-3.7%
 20,000    IKOS Systems, Inc.*<F2>                                    273,750
 20,000    Micro Component Technology*<F2>                             90,000
                                                                   ----------
                                                                      363,750

SOFTWARE-14.0%
 55,671    Altris Software, Inc.*<F2>                                  97,424
  5,000    Excalibur Technologies Corp.*<F2>                          294,375
  5,000    Integrated Silicon Solutions*<F2>                           66,875
  5,000    JDA Software Group Inc.*<F2>                                75,313
  6,000    LTX Corp.*<F2>                                              84,000
  7,500    MapInfo Corp.*<F2>                                         245,156
 18,000    PLATO Learning Inc.*<F2>                                   441,000
 40,000    Vtel Corp.*<F2>                                             75,000
                                                                   ----------
                                                                    1,379,143

SPECIALTY MANUFACTURING-6.6%
 30,000    Barringer Technologies Inc.*<F2>                           262,500
 17,500    Woodhead                                                   385,000
                                                                   ----------
                                                                      647,500

TELECOMMUNICATIONS-8.2%
 10,000    Com 21 Inc.*<F2>                                           108,125
 10,000    Corsair Communications, Inc.*<F2>                           60,625
 25,000    P COM Inc.*<F2>                                            140,625
 14,000    Radyne Comstream*<F2>                                      109,375
 35,000    Rohn Industries*<F2>                                       161,875
  5,000    Tut Systems, Inc.*<F2>                                     166,250
 10,500    Westell Technologies Inc.*<F2>                              57,750
                                                                   ----------
                                                                      804,625
                                                                   ----------
TOTAL COMMON STOCKS (COST $9,166,039)                               9,699,627
                                                                   ----------

WARRANTS-0.15% (A)<F3>
BIOTECHNOLOGY-0.15%
 10,000    SFBC Corp. Warrants                                         14,375
                                                                   ----------
TOTAL WARRANTS (COST $2,500)                                           14,375
                                                                   ----------
TOTAL COMMON STOCKS  AND WARRANTS (COST $9,168,539)                 9,714,002

DEMAND NOTES-1.35% (A)<F3>
$131,721 FIRSTAR BANK 6.37% DUE 12/31/2031                            131,721
                                                                   ----------
TOTAL DEMAND NOTES (COST $131,721)                                    131,721
                                                                   ----------
TOTAL INVESTMENTS (COST $9,300,260)                                 9,845,723
                                                                   ----------
LIABILITIES NET OF CASH AND RECEIVABLES-(0.4)% (A)<F3>                (38,424)
                                                                   ----------
TOTAL NET ASSETS - 100%                                            $9,807,299
                                                                   ----------
                                                                   ----------

(Equivalent to $14.92 per share based on 657,372 shares of capital stock outstanding.)

*<F2>  Non-income producing security
(a)<F3>  Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations

                                                                  For the
                                                                 Year Ended
                                                              October 31, 2000
                                                              ----------------
INCOME:
       Dividends                                                 $   27,832
       Interest                                                      18,333
       Other                                                        164,536
                                                                 ----------
               Total income                                         210,701
                                                                 ----------

EXPENSES
       Advisory Fees                                                106,964
       Fund Accounting Expense                                       27,781
       Transfer Agent Fees                                           22,729
       Custodian Fees                                                 9,608
       Legal Fees                                                     9,770
       Auditing & Tax Fees                                           19,958
       Printing & Postage                                            10,337
       State Registration Fees                                       14,996
       Directors & Annual Meetings                                    6,088
       Insurance                                                      1,606
       Other Expenses                                                   720
                                                                 ----------
               Total expenses                                       230,557
               Expense Reimbursement by Advisor                      43,583
                                                                 ----------
               Total net expenses                                   186,974
                                                                 ----------
               Net investment income                                 23,727
                                                                 ----------
       Net Realized Gain on Investments                             875,196
       Net Increase In Unrealized Appreciation of Investments     2,725,774
                                                                 ----------
       Net Gain on Investments                                    3,600,970
                                                                 ----------
       Net Increase in Net Assets Resulting from Operations      $3,624,697
                                                                 ----------
                                                                 ----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets

                                                                                           For the                  For the
                                                                                          Year Ended               Year Ended
                                                                                       October 31, 2000         October 31, 1999
                                                                                       ----------------         ----------------
OPERATIONS:
     Net investment income/(loss)                                                         $   23,727               $ (123,051)
     Net realized gain/(loss) on investments                                                 875,196                  (36,067)
     Net increase in unrealized appreciation/(depreciation) of investments                 2,725,774                 (755,233)
                                                                                          ----------               ----------
     Net increase/(decrease) in net assets resulting from operations                       3,624,697                 (914,351)
                                                                                          ----------               ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                                     -0-                      -0-
     Distributions from net realized gains from investment transactions                           -0-                      -0-
                                                                                          ----------               ----------
          Decrease in net assets resulting from distributions                                     -0-                      -0-
                                                                                          ----------               ----------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued
          (618,299 and 131,598 shares, respectively)                                       8,861,171                1,596,207
     Cost of shares redeemed
          (763,165 and 193,893 shares, respectively)                                     (11,177,919)              (2,355,895)
     Reinvested dividends                                                                         -0-                      -0-
                                                                                          ----------               ----------
     Decrease in net assets derived from capital share transactions                       (2,316,748)                (759,688)
                                                                                          ----------               ----------
     Total increase/(decrease)                                                             1,307,949               (1,674,039)

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                  8,499,350               10,173,389
                                                                                          ----------               ----------
NET ASSETS AT THE END OF THE PERIOD
     (including undistributed net investment loss of
     ($495,507) and ($519,233), respectively)                                             $9,807,299               $8,499,350
                                                                                          ----------               ----------
                                                                                          ----------               ----------

The accompanying notes to financial statements are an integral part of these statements.

                              Financial Highlights

                                                Years Ended October 31
                                         2000      1999       1998       1997
Selected Per-Share Data
Net asset value, beginning of period    $10.59    $11.77     $17.75     $14.33
                                        ------    ------     ------     ------
Income from investment operations:
   Net investment income (loss)           0.03a    (0.15)a    (0.17)a    (0.05)
                                             <F4>       <F4>       <F4>
   Net realized and unrealized
   gain (loss) on investments             4.30     (1.03)     (3.55)      4.78
                                        ------    ------     ------     ------
Total from Investment Operations          4.33     (1.18)     (3.72)      4.73
                                        ------    ------     ------     ------
Less Distributions:
   From net investment income             0.00      0.00      (0.26)     (0.04)
   From net realized gains                0.00      0.00      (2.00)     (1.27)
                                        ------    ------     ------     ------
Total Distributions                       0.00      0.00      (2.26)     (1.31)
                                        ------    ------     ------     ------
Net asset value, end of period          $14.92    $10.59     $11.77     $17.75
                                        ------    ------     ------     ------
                                        ------    ------     ------     ------

Total Return                            40.89%   (10.03%)   (23.83%)    35.95%
Ratios and Supplemental Data
   Net assets, end of period
     (in thousands)                     $9,807    $8,499    $10,173    $24,831
   Ratio of expenses to average
     net assets                          1.75%     1.72%      1.81%      1.52%
Ratio of net investment income            0.2%     (1.2%)     (1.1%)     (0.6%)
Portfolio turnover rate                  89.2%     53.4%      24.0%      83.1%

a:<F4> Net investment income per share has been calculated based on average shares outstanding during the period.

                                                                           Years Ended October 31
                                                     1996        1995         1994        1993         1992        1991
Selected Per-Share Data
Net asset value, beginning of period                $14.17      $11.89       $12.54      $11.43       $11.36      $ 8.17
                                                    ------      ------       ------      ------       ------      ------
Income from investment operations:
   Net investment income (loss)                      (0.16)      (0.13)       (0.13)      (0.14)       (0.12)      (0.02)
   Net realized and unrealized
   gain (loss) on investments                         2.42        3.01         0.02        1.61         0.31        3.27
                                                    ------      ------       ------      ------       ------      ------
Total from Investment Operations                      2.26        2.88        (0.11)       1.47         0.19        3.25
                                                    ------      ------       ------      ------       ------      ------
Less Distributions:
   From net investment income                        (0.90)         --           --       (0.08)          --       (0.06)
   From net realized gains                           (1.20)      (0.60)       (0.54)      (0.28)       (0.12)         --
                                                    ------      ------       ------      ------       ------      ------
Total Distributions                                  (2.10)      (0.60)       (0.54)      (0.36)       (0.12)      (0.06)
                                                    ------      ------       ------      ------       ------      ------
Net asset value, end of period                      $14.33      $14.17       $11.89      $12.54       $11.43      $11.36
                                                    ------      ------       ------      ------       ------      ------
                                                    ------      ------       ------      ------       ------      ------

Total Return                                        18.56%      25.60%       (1.05%)     12.97%        1.70%      40.06%
Ratios and Supplemental Data
   Net assets, end of period
     (in thousands)                                 $8,130      $6,729       $6,279      $7,208       $6,942      $6,183
   Ratio of expenses to average
     net assets                                      1.92%       2.07%        2.00%       1.96%        2.30%       2.50%
Ratio of net investment income                       (1.2%)      (1.0%)       (1.0%)      (1.1%)       (1.1%)      (0.2%)
Portfolio turnover rate                              58.0%       67.4%        39.2%       34.6%        24.4%       37.4%

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 2000

The Perritt MicroCap Opportunities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as an open-end Diversified Management Investment Company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of significant policies of the Fund:

      a. Listed securities are valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities that are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes and commercial paper are valued at amortized cost, which approximates fair value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 2000, purchases and sales of investment securities (excluding demand notes and commercial paper) were $9,462,356 and $11,688,000 respectively.

      b. Net realized gains and losses on securities are computed using the first-in, first-out method.

      c. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

      d. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund will distribute approximately $1,278,000 as an ordinary income distribution. A capital gain dividend distribution is not required for the year ended October 31, 2000. The Fund has a capital loss carryover of approximately $552,000 expiring in 2008.

      e.  Dividends to shareholders are recorded on the ex-dividend date.

      f. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY AGREEMENT, CUSTODIAL AGREEMENT, AND TRANSACTIONS WITH RELATED PARTIES:

   The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM"), with whom certain officers of the Fund are affiliated. Effective May 1, 1998, under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1% of the daily net assets of the Fund. Assets of the Fund include $11,139 receivable from PCM.

   The investment advisory agreement requires PCM to reimburse the Fund in the event that the Fund's expenses, as a percentage of the average net asset value, exceeds the most restrictive percentage as these terms are defined. Effective May 1, 1998, the most restrictive percentage is 1.75%.

3. SOURCES OF NET ASSETS:

   As of October 31, 2000, the sources of net assets are as follows:

   Fund shares issued and outstanding                       $8,928,554
   Unrealized appreciation of investments                      545,463
   Accumulated net realized gain on investments                828,789
   Undistributed net investment loss                          (495,507)
                                                            ----------
   Total                                                    $9,807,299
                                                            ----------
                                                            ----------

Aggregate net unrealized depreciation as of October 31, 2000 consists of the following:

   Aggregate gross unrealized appreciation                  $2,145,348
   Aggregate gross unrealized depreciation                  (1,599,885)
                                                            ----------
   Net unrealized appreciation                              $  545,463
                                                            ----------
                                                            ----------

As of October 31, 2000, there were 20,000,000 shares of $0.01 par value capital stock authorized.

Independent Auditor's Report

To the Shareholders and Board of Directors of the Perritt MicroCap Opportunities Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt MicroCap Opportunities Fund, Inc. (a Maryland corporation) as of October 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

ALTSCHULER, MELVOIN and GLASSER LLP
Chicago, Illinois
December 12, 2000

              For assistance with your existing account, call our
                  Shareholder Service Center at 1-800-332-3133

                               BOARD OF DIRECTORS
                                 David Maglich
                               Gerald W. Perritt
                                Dianne C. Click

                               INVESTMENT ADVISOR
                        Perritt Capital Management, Inc.
                             10 S. Riverside Plaza
                                   Suite 1520
                             Chicago, IL 60606-3911
                                  800-331-8936

                              OFFICERS OF THE FUND
                    Michael J. Corbett - President/Treasurer
                       Gerald W. Perritt - Vice President
                   Robert A. Laatz - Vice President/Secretary

                            INDEPENDENT ACCOUNTANTS
                      Altschuler, Melvoin and Glasser LLP
                             One South Wacker Drive
                             Chicago, IL 60606-3392

                                 LEGAL COUNSEL
                                Foley & Lardner
                           777 East Wisconsin Avenue
                              Milwaukee, WI 53202

                         CUSTODIAN, TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                             Firstar Trust Company
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

                          BROKERAGE FIRM AVAILABILITY
                            Charles Schwab & Company
                                 Kennedy-Cabot
                                 T D Waterhouse

                                     Notes

                               WWW.PERRITTCAP.COM
                       FUND UPDATES ON THE WORLDWIDE WEB

A portion of the Perritt Capital Management, Inc. website is devoted to the Perritt MicroCap Opportunities Fund, Inc. Every month, the Fund's portfolio holdings are updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings are posted every week so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Also included are the Fund's annual and quarterly financial reports and an updated Fund prospectus.

                (Perritt MicroCap Opportunities Fund, Inc. Logo)

       10 South Riverside Plaza  o  Suite 1520  o  Chicago, IL 60606-3911
            Tel 312-669-1650  o  800-331-8936  o  Fax: 312-669-1235
      E-mail: PerrittCap@PerrittCap.com   o  Web Site: www.PerrittCap.com

 This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities
                                   Fund, Inc.